UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

WestRock Company
(Exact name of registrant as specified in charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Effective June 1, 2020, WestRock Company appointed Julia McConnell as its senior vice president and chief accounting officer, and its principal accounting officer for purposes of the Company’s filings with the Securities and Exchange Commission.

Prior to joining the Company, Ms. McConnell, age 51, worked for Carter’s, Inc., where she served as vice president, international & supply chain finance since November 2017 and as vice president, finance and corporate controller from April 2010 to October 2018.  Prior to joining Carter’s, Ms. McConnell worked for PepsiCo, Inc. from April 2004 to March 2010 where she served in various finance roles, including as assistant controller.  Ms. McConnell started her career with Price Waterhouse.

Ms. McConnell is not a party to any (a) arrangement or understanding regarding her selection as an officer and she has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company or (b) transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. McConnell has not entered into any material plan, contract, arrangement or amendment in connection with her appointment as principal accounting officer.  She will receive salary, annual incentive awards and long-term incentive awards, and will participate in other compensation and benefit programs, at levels consistent with her position and scope of responsibility.  The Company’s compensation and benefit plans are more fully described in the “Compensation Discussion and Analysis” section of the Company’s proxy statement on Schedule 14A relating to its 2020 annual meeting of stockholders, filed with the SEC on December 13, 2019, and incentive plans and incentive plan agreements are included as exhibits to the Company’s annual report on Form 10-K for the year ended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: June 1, 2020	By:	/s/ Robert B. McIntosh
Robert B. McIntosh
Executive Vice-President, General Counsel and Secretary